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                           AMENDMENT TWO
                              TO THE
                   NICHOLS RESEARCH CORPORATION
                      1991 STOCK OPTION PLAN

     Pursuant  to  Section 8 of the Nichols Research Corporation 1991 Stock

Option Plan (the "Plan"),  Nichols  Research  Corporation  (the "Company"),

hereby amends the Plan as follows:

     1. Effective upon approval by the shareholders of the Company, the second sentence of Section 4 of the Plan is amended to increase by 300,000 shares the aggregate number of shares which may be issued pursuant to option exercises under the Plan, to 950,000 shares of Capital Stock.

     2. Effective September 1, 1994, Section 6 of the Plan is hereby amended to extend the term of the Plan by providing that the Plan will expire on November 12, 2000.

     Except  as amended above, the Plan shall  remain  in  full  force  and effect according to its terms and provisions.

     Done this the 25th day of August, 1994.

                              NICHOLS RESEARCH CORPORATION


                                     Chris H. Horgen
                              By:__________________________________
                                   Its Chief Executive Officer
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                                THIRD AMENDMENT
                                    TO THE
                         NICHOLS RESEARCH CORPORATION
                            1991 STOCK OPTION PLAN


        Pursuant  to  Section  8 of the Nichols Research Corporation 1991 Stock

Option Plan (the "Plan"), Nichols  Research Corporation (the "Company"), hereby amends the Plan as follows:

        Effective upon approval by the shareholders of the Company, the second sentence of Section 4 of the Plan is amended to increase by 500,000 shares the aggregate number of shares which may be issued pursuant to option exercises under the Plan to 1,450,000 shares of Capital Stock.

        Except as amended above, the Plan shall remain in full force and effect according to its terms and provisions.

        Done this the 24th day of August, 1995.


                                          NICHOLS RESEARCH CORPORATION



                                          /s/   Chris H. Horgen
                                          ------------------------------------
                                                Chief Executive Officer